TRANSAMERICA CLASSIC® VARIABLE ANNUITY

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Supplement Dated June 1, 2010

to the

Prospectus dated May 1, 2001

On or about June 1, 2010 (“merger date”), the MS UIF High Yield under the Universal Institutional Funds, Inc. Trust will merge into an empty “shell fund” of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) trust and be renamed Invesco Van Kampen V.I. High Yield Fund. This merger will not involve any change in the fund’s management, investment objective or policies because the surviving fund is an empty “shell fund”.

Because of this merger, the MS UIF High Yield subaccount (the “Subaccount”) will be renamed Invesco Van Kampen V.I. High Yield Fund.

No action is necessary on your part if you want to remain invested in the Subaccount. If you do not wish to remain allocated to the Subaccount, you may generally transfer your policy value allocated in this Subaccount to any other subaccount listed in your Prospectus. However, please note that there may be negative consequences and you may lose certain benefits if your transfer or updated investment allocation violates any allocation guidelines and restrictions applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing).

If you reallocate your policy value to another subaccount from the Invesco Van Kampen V.I. High Yield Fund, you will not be charged for the transfer from that Subaccount to another available subaccount if made within 30 days of the merger date. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each contract year.